Short-Term Investments	6 Months Ended
Mar. 31, 2022
Short-Term Inverstment [Abstract]
SHORT-TERM INVESTMENTS

NOTE 7 — SHORT-TERM INVESTMENTS

The Company’s short-term investments consist of wealth management financial products purchased from financial institution, which can be redeemed anytime at the Company’s discretion. The financial institution invests the Company’s fund in certain financial instruments including money market funds and bonds to generate investment income. Short-term investments consisted of the following:

	March 31, 2022	September 30, 2021
Beginning balance	$13,725,204	$-
Add: purchase wealth management financial products	-	15,330,660
Less: redemption	-	(1,801,927)
Accrued investment income	696,430	239,549
Foreign currency translation adjustments	(77,542)	(43,078)
Ending balance of short-term investments	$14,344,092	$13,725,204

Investment income generated from such short-term investments amounted to $696,430 and Nil for the six months ended March 31, 2022 and 2021, respectively.